SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 4, 2000

                           INTERNET CABLE CORPORATION
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             (Exact name of registrant as specified in its charter)


   NEVADA                       000-26011                        87-0540291
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(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)


                                 263 KING STREET
                        CHARLESTON, SOUTH CAROLINA 29401
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          (Address of principal executive offices, including zip code)

                                 (843) 722-8007
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              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

THE ACQUISITION OF CABLE SYSTEMS TECHNICAL SERVICES INC.:
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                  On January 4, 2000, Internet Cable Corporation (the "Company") completed the acquisition of Cable Systems Technical Services Inc., a corporation formed under the laws of the Province of Ontario ("Cable Systems") which resulted in Cable Systems becoming a wholly-owned subsidiary of the Company. The Company purchased one hundred percent (100%) of the issued and outstanding common stock of Cable Systems in consideration of: (i) Three Million Nine Hundred Thousand United States dollars (US$3,900,000.00) in cash; (ii) warrants to purchase one hundred thousand (100,000) shares of the Company's common stock at a price of Two United States dollars and Fifty Cents (US$2.50) per share for a period of two (2) years; and (iii) the Company exercised it option to extend the Closing Date by payment of an option fee which increased the purchase price by One Hundred Twenty Thousand dollars (US$120,000.00). In addition, the Company caused Cable Systems to: (i) satisfy an outstanding loan to a shareholder of Cable Systems in the amount of Three Hundred Ninety Six Thousand Seven Hundred Eighty Five United States dollars (US$396,785.00); (ii) redeem all of its issued and outstanding shares of Series A Preferred Stock; and
(iii) satisfy the discharge of all personal guarantees of debts and other obligations of Cable Systems, its subsidiaries and its shareholders made to vendors and lending institutions.

                  The acquisition was pursuant to the Share Purchase Agreement dated July 8, 1999, between 1291973 Ontario Limited, Eugene Harbin, Joseph M. Melanson, Ontario Cable and Contracting Incorporated, Rupel Holdings Inc., Ryon Future Inc., Vonda Thompson (being all of the stockholders of Cable Systems), and the Company (the "Share Purchase Agreement").

                   On January 18, 2000, Joseph M. Melanson and the Company entered into a three (3) year employment agreement effective as of November 11, 1999 for Mr. Melanson will serve as the Chief Executive Officer and President of Cable Systems TSi at an annual salary of Two Hundred Fifty Thousand United States dollars (US$250,000). Pursuant to the employment agreement, Mr. Melanson will receive a yearly performance bonus in the form of stock and cash based on the Company's pre-tax earnings reaching a mutually agreed upon target. In addition, the Company has granted to Mr. Melanson an option to purchase one million two hundred thousand (1,200,000) shares of its common stock at an exercise price of Six United States dollars and Twelve and One Half Cents (US$6.125) per share for a period of five (5) years. Such option shall vest according to the following schedule: (i) three hundred thousand (300,000) shares on November 11, 1999, (ii) three hundred thousand (300,000) shares on November 11, 2000, (iii) three hundred thousand (300,000) shares on November 11, 2001, and (iv) three hundred thousand (300,000) shares on November 11, 2002. The employment agreement provides that one hundred percent (100%) of the option shall immediately vest upon the occurrence of certain events, including, but not limited to, a stock split or the sale of forty five percent (45%) or more of the Company's assets. The employment agreement also contains a one-year non-competition provision pursuant to which Mr. Melanson will be prohibited from engaging in, as owner, stockholder, employee, partner, agent, representative or otherwise, any business, firm, corporation, or other entity in direct competition with the business of the Company.

                  In addition, Mr. Melanson has been nominated to serve on the Board of Directors of the Company. The Company's Annual Meeting of Stockholders, pursuant to which the Stockholders will vote to elect directors, will be held on January 25, 2000.

                  The Company has also entered into three (3) year employment agreements with several of the key employees of Cable Systems.

                  Prior to the date of the Share Purchase Agreement, there was no material relationship between the Company, Cable Systems or any of its shareholders.

                  Cable Systems provides sophisticated engineering, testing, maintenance and other services to the cable television industry throughout the United States and Canada. Cable Systems maintains offices in Chicago, Illinois, Jacksonville, Florida and Richmond, Virginia, in the United States and in the cities of Toronto, London and Cambridge in Canada.

THE ACQUISITION OF CAD CONSULTANTS, INC.:
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                  On January 11, 2000, the Company completed the acquisition of CAD Consultants, Inc., a New Jersey corporation ("CAD"). The acquisition was completed by a merger of ICC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, into CAD, with CAD, being the surviving entity. As consideration for the merger, the Company: (i) issued four hundred fifty thousand shares of it common stock to Craig Lerman, the sole shareholder of CAD; and (ii) paid to Mr. Lerman Six Hundred Eighty Two Thousand Three Hundred Seventy Three United States dollars (US$682,373.00) in cash to satisfy certain liabilities and debts incurred by Mr. Lerman on behalf of CAD.

                  The acquisition was pursuant to an Agreement and Plan of Merger dated October 8, 1999, between the Company, ICC Acquisition Corp., CAD and Mr. Lerman (the "Agreement and Plan of Merger").

                  On December 20, 1999, Craig Lerman and the Company entered into a three (3) year employment agreement effective as of October 8, 1999 for Mr. Lerman to serve as the President of CAD Consultants at an annual salary of Two Hundred Thousand United States dollars (US$200,000.00). Pursuant to the employment agreement, the Company granted Mr. Lerman an option to purchase two hundred thousand (200,0000) shares of its common stock at an exercise price of Five United States dollars and Fifty Cents ($5.50) per share for a period of five (5) years. Such option shall vest according to the following schedule: (i) fifty thousand (50,000 shares on October 8, 1999, (ii) fifty thousand (50,000) shares on October 8, 2000, (iii) fifty thousand (50,000) shares on October 8, 2001, and (iv) fifty thousand (50,000) shares on October 8, 2002. The employment agreement also provides that one hundred percent (100%) of the option shall immediately vest upon the occurrence of certain events, including, but not limited to, a stock split or the sale of forty five percent (45%) or more of the Company's assets. The employment agreement also contains a one (1) year non-competition provision pursuant to which Mr. Lerman is prohibited from engaging in, as owner, stockholder, employee, partner, agent, representative or otherwise, any business, firm, corporation, or other entity in direct competition with the business of the Company.

                  The Company has also entered into three (3) year employment agreements with several of the key employees of CAD.

                  Prior to the date of the Agreement and Plan of Merger, there was no material relationship between the Company, Cable Systems or any of its shareholders.

                  CAD is a wireless design and installation company that provides data and voice communication systems solutions to universities, hospitals and office buildings. CAD's solutions are unique in that CAD allows its customers to control LAN through wireless connections enabling the users avoid using outside telephone lines resulting lower Internet access fees. CAD currently provides services to such companies as Lucent, ATT, Exxon and Mercedes Benz. CAD has been approached by unsolicited customers and has a large backlog for wireless design and installations.

ITEM 5. OTHER EVENTS

                  Effective December 20, 1999 (the "Effective Date"), Timothy R. Karnes resigned as the Company's President and Chief Executive Officer. On the Effective Date, the Company's Board of Directors appointed Michael F. Mulholland to serve as the Company's Chief Executive Officer and President.

                   On the Effective Date, Michael F. Mulholland and the Company entered into a three (3) year employment agreement effective as of August 31, 1999 for Mr. Mulholland to serve as the Chief Executive Officer and President at an annual salary of Three Hundred Thousand United States dollar (US$$300,000). Pursuant to the employment agreement, Mr. Mulholland will receive a yearly performance bonus in the form of stock and cash based on the Company's pre-tax earnings reaching a mutually agreed upon target. In addition, the Company granted Mr. Mulholland an option to purchase one million five hundred thousand (1,500,000) shares of its common stock at an exercise price of Four United States dollars and Sixty Two and One Half Cents (US$4.625) per share for a period of five (5) years. Such option shall vest according to the following schedule: (i) three hundred seventy five thousand (375,000) shares on August 31, 1999, (ii) three hundred seventy five thousand (375,000) shares on August 31, 2000, (iii) three hundred seventy five thousand (375,000) shares on August 31, 2001, and (iv) three hundred seventy five thousand (375,000) shares on August 31, 2002. The employment agreement also provides that one hundred percent (100%) of the option shall immediately vest upon the occurrence of certain events, including, but not limited to, a stock split or the sale of forty five percent (45%) or more of the Company's assets. The employment agreement also contains a one-year non-competition provision pursuant to which Mr. Mulholland is prohibited from engaging in, as owner, stockholder, employee, partner, agent, representative or otherwise, any business, firm, corporation, or other entity in direct competition with the business of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a),(b) Financial Statements. The financial statements required under Item 7 of Form 8-K for both of the transactions described in Item 2 are not included in this initial report on Form 8-K. The Company shall provide such financial statements by amendment within Sixty (60) days from the date that this initial Form 8-K is filed with the Securities and Exchange Commission.

(c)      Exhibits.

2.1 Share Purchase Agreement dated July 8, 1999, by and between 1291973 Ontario Limited, Eugene Harbin, Joseph Melanson, Ontario Cable and Contracting Incorporated, Rupel Holdings Inc., Ryon Future Inc., Vonda Thompson and Internet Cable Corporation.

2.2 Agreement and Plan of Merger dated October 8, 1999 by and between Internet Cable Corporation, ICC Acquisition Corp., CAD Consultants, Inc. and Craig Lerman.

99.1 Form of Employment Agreement between Joseph M. Melanson and Internet Cable Corporation.

99.2 Form of Employment Agreement between Craig Lerman and Internet Cable Corporation.

99.3 Form of Employment Agreement between Michael F. Mulholland and Internet Cable Corporation.


SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET CABLE CORPORATION



By:   /S/  WILLIAM F. WALSH
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           William F. Walsh
           Chief Financial Officer

Dated:  January 19, 2000